FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  ____________

        Date of Report (Date of Earliest Event Reported): May 13, 2004


                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

             Virginia              000-26591                54-1909697
         (State or other          (Commission              (IRS Employer
         jurisdiction of          File Number)             Identification No.)
         incorporation)



            519 Kimball Ave., N.E.
               Roanoke, Virginia                       24016
      (Address of principal executive offices)       (Zip Code)


          Registrant's telephone number, including area code: 540-777-4427
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          (Former name or former address, if changed since last report)


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c) Exhibits.

             99.1 Press Release dated May 13, 2004.


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On May 13, 2004, RGC Resources, Inc. issued a press release reporting its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit
             99.1 and incorporated herein by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RGC RESOURCES, INC.



                                            By s/Howard T. Lyon
                                               Howard T. Lyon
                                               Vice-President, Treasurer and
                                               Controller
                                               (Principal Financial Officer)




Date: May 13, 2004